BLACKROCK LIQUIDITY FUNDS

BlackRock Liquid Federal Trust Fund

FedFund

(each a “Fund” and collectively, the “Funds”)

Supplement dated September 29, 2023 to the Mischler Financial Group Shares,

Tigress Shares and Stern Brothers Shares Summary Prospectuses and Prospectuses

of the Funds, each dated February 28, 2023, as supplemented to date:

The Securities and Exchange Commission (“SEC”) approved new amendments to the rules governing money market funds in July 2023. Among the changes, the SEC adopted rules that (1) remove the ability of money market funds to impose redemption gates except when liquidating, (2) remove a money market fund’s level of weekly liquid assets as a determining factor governing whether a money market fund may or must impose a liquidity fee and (3) allow stable net asset value money market funds, subject to Board approval and shareholder disclosures, to permit share cancellation (sometimes also referred to as “reverse distribution”) mechanisms to be used to maintain a stable price per share during times when the U.S. is experiencing negative interest rates. The compliance date for these amendments is October 2, 2023. Additional amendments to the rules governing money market funds will need to be complied with at different times over the next year.

Consequently, effective October 2, 2023, the Funds’ Summary Prospectuses and Prospectuses are amended as follows:

The section of each Summary Prospectus and Prospectus entitled “[Key Facts About BlackRock Liquid Federal Trust Fund; Key Facts About FedFund]—Principal Risks of Investing in the Fund” and “Fund Overview—[Key Facts About BlackRock Liquid Federal Trust Fund; Key Facts About FedFund]—Principal Risks of Investing in the Fund,” as applicable, is hereby amended to delete the first paragraph thereof in its entirety and replace it with the following:

Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The following is a summary description of principal risks of investing in the Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.

The sixth paragraph of the section of each Prospectus entitled “Details About the Funds—How Each Fund Invests” is hereby deleted in its entirety and replaced with the following:

The Trust’s Board of Trustees (the “Board”) has chosen not to subject the Funds to discretionary liquidity fees. If the Board changes this policy with respect to discretionary liquidity fees, such change would become effective only after shareholders are provided with advance notice of the change.

The first paragraph of the section of each Prospectus entitled “Details About the Funds—Investment Risks” is hereby deleted in its entirety and replaced with the following:

Risk is inherent in all investing. You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor is not required to reimburse a Fund for losses, and you should not expect that the sponsor will provide financial support to a Fund at any time, including during periods of market stress.

Shareholders should retain this Supplement for future reference.

PR2-BLF-MTS-0923SUP